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                                                                 EXHIBIT 10.2


                      THIRD AMENDMENT TO CREDIT AGREEMENT


         This Third Amendment to Credit Agreement, dated as of August 31, 1995 (the "Agreement") is among Stuart Entertainment, Inc., a Delaware corporation (the "U.S. Company"), Bingo Press & Specialty Limited (formerly known as 1089350 Ontario Inc.), an Ontario corporation (the "Canadian Company"), Bank of America National Trust and Savings Association, as U.S. Agent, Bank of America Illinois, as a U.S. Lender, The Chase Manhattan Bank (National Association), as a U.S. Lender, Bank of America Canada, as Canadian Agent and a Canadian Lender, and The Chase Manhattan Bank of Canada, as a Canadian Lender.

                              W I T N E S S E T H:

         WHEREAS, the U.S. Company, the Canadian Company, the U.S. Agent, the U.S. Lenders, the Canadian Agent and the Canadian Lenders are parties to that certain Credit Agreement dated as of December 13, 1994 (as amended, the "Credit Agreement") and to certain other documents executed in connection with the Credit Agreement;

         WHEREAS, in connection with the assignment by BAI to The Chase Manhattan Bank (National Association) ("U.S. Chase") of 50% of its Revolving Commitment and Term Commitment and the assignment by BofA (Canada) to The Chase Manhattan Bank of Canada ("Canadian Chase") of 50% of its Revolving Commitment and Term Commitment, the Companies, the Agents and the Lenders have agreed to the amendments as provided herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.      DEFINITIONS.     Capitalized terms used and not otherwise
defined herein shall have the meanings given to such terms in the Credit Agreement.

         2. AMENDMENT TO THE CREDIT AGREEMENT. The definition of "Commitment Percentage" set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

         "Commitment Percentage" means, (i) as to any U.S. Lender, the percentage equivalent of the sum of such Lender's Revolving Commitment and Term Commitment to the U.S. Company, divided by the aggregate amount of Revolving Commitments and Term Commitments to the U.S. Company, and (ii) with respect to any Canadian Lender, the percentage equivalent of the sum of such Lender's Revolving Commitment and Term Commitment to the Canadian Company (with the Commitments of a Canadian Lender expressed is U.S. Dollars at the Closing Date Exchange Rate), divided by the aggregate amount of Revolving Commitments and Term Commitments to the Canadian Company (with the aggregate amount of such Commitments expressed in U.S. Dollars at the Closing Date Exchange
         Rate).
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         3.      CO-AGENTS.  The Companies, the Agents and the Lenders agree that each of U.S. Chase and Canadian Chase are appointed as "co-agents" under the Credit Agreement. Neither U.S. Chase nor Canadian Chase, as a co-agent, shall have any right, power, obligation, liability, responsibility or duty under the Credit Agreement or any other Loan Document other than those applicable to all Lenders. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified as co-agents in taking or not taking action under the Credit Agreement.

         4. NO WAIVER OF PAST DEFAULTS. Nothing contained herein shall be deemed to constitute a waiver of any Event of Default that may heretofore or hereafter occur or have occurred and be continuing, or to modify any provision of the Credit Agreement except as expressly provided herein.

         5. REPRESENTATIONS AND WARRANTIES. To induce Lenders to enter into this Agreement, each Company represents and warrants to Lenders that the execution, delivery and performance by such Company of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval), have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Company, the Organization Documents of such Company, or any order, judgment or decree of any court or other agency of government or any Contractual Obligation binding upon such Company; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

         6.      MISCELLANEOUS.

                 (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                 (b) Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 (c) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                 (d) Successors and Assigns. This Agreement shall be binding upon the Companies, Agents and Lenders and their respective successors and assigns, and shall




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         inure to the sole benefit of the Companies, Agents and Lenders and the successors and assigns of the Companies, Agents and Lenders.

                 (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

                 (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereby expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement and secured by the Collateral. The Credit Agreement is amended hereby and each of the Loan Documents remain in full force and effect.

                 (g) Costs, Expenses and Taxes. Each Company affirms and acknowledges that Section 10.04 of the Credit Agreement applies to this Agreement and the transactions and agreements and documents contemplated hereunder.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

STUART ENTERTAINMENT, INC.        BINGO PRESS & SPECIALTY LIMITED



By                                  By
   ----------------------------        ----------------------------------------
Title:                              Title:
      -------------------------           -------------------------------------


BANK OF AMERICA NATIONAL            BANK OF AMERICA CANADA, as Canadian Agent
TRUST AND SAVINGS
ASSOCIATION, as U.S. Agent



By                                  By
   ----------------------------        ----------------------------------------
Title:                              Title:
      -------------------------           -------------------------------------


BANK OF AMERICA ILLINOIS, as a      BANK OF AMERICA CANADA, as Canadian
U.S. Lender                         Lender



By                                  By
   ----------------------------        ----------------------------------------
Title:                              Title:
      -------------------------           -------------------------------------


THE CHASE MANHATTAN BANK            THE CHASE MANHATTAN BANK OF
(NATIONAL ASSOCIATION), as a        CANADA, as a Canadian Lender
U.S. Lender



By                                  By
   ----------------------------        ----------------------------------------
Title:                              Title:
      -------------------------           -------------------------------------





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